UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 3, 2011

Commission file number: 001-15933

BLUE VALLEY BAN CORP.

(Exact name of registrant as specified in its charter)

Kansas	48-1070996
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

11935 Riley Overland Park, Kansas	66225-6128
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (913) 338-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (12 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (12 CFR 240.13e-4(c))

Items 2.02 and 7.01 Regulation FD Disclosure and Results of Operation and Financial Condition

The Registrant’s press release dated November 3, 2011, announcing financial results for its fiscal third quarter ending September 30, 2011 is attached hereto as Exhibit 99.1, and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

(d) EXHIBITS

99.1	Press Release Dated November 3, 2011.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Blue Valley Ban Corp.

Date: November 3, 2011	By:	/s/ Mark A. Fortino
Mark A. Fortino,
Chief Financial Officer